EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of American Bio Medica Corporation (the “Company”) on Form 10-Q for the period ending September 30, 2010 as filed with the Securities and Exchange Commission on November 15, 2010 (the “Report”), I, Stefan Parker, Chief Financial Officer and Executive Vice President, Finance of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

           (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stefan Parker
Stefan Parker
Chief Financial Officer/Executive Vice President, Finance
Principal Financial Officer
Principal Accounting Officer

November 15, 2010